Aspiriant Risk-Managed Equity Allocation Fund
(formerly Aspiriant Risk-Managed Global Equity Fund)

A series of Aspiriant Trust

Supplement dated February 15, 2017
to the Prospectus dated July 1, 2016, as supplemented

This supplement updates information in the Prospectus for the Fund and should be read in conjunction with the Prospectus.

Effective immediately, Acadian Asset Management LLC (“Acadian”) will serve as a sub-adviser for the Fund’s global low volatility strategy. Located at 260 Franklin Street, Boston, Massachusetts, Acadian was organized in 1986 and provides a broad range of investment management advisory services to institutional clients. As of December 31, 2016, Acadian had approximately $74.2 billion in assets under management. For the services provided pursuant to its sub-advisory agreement, Acadian is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to Acadian by the Fund’s investment adviser out of the advisory fee it receives from the Fund. The Fund’s annual report dated February 28, 2017 will provide information regarding the basis of the Fund’s Board of Trustees’ approval of Acadian’s sub-advisory agreement.

Below is information regarding the portfolio managers responsible for the day-to-day management of the assets of the Fund allocated to Acadian:

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Brendan O. Bradley, Ph.D. – Senior Vice President, Director, Portfolio Management. Mr. Bradley joined Acadian in 2004 as a senior member of the Research and Portfolio Management Team. In 2010, Mr. Bradley was appointed Director of our Managed Volatility Strategies, and in 2013 became Director, Portfolio Management overseeing portfolio management policy. He is a member of the Acadian Executive Committee and Operating Committee. Prior to Acadian, Mr. Bradley was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Education: B.A., Physics, Boston College; Ph.D., Applied Mathematics, Boston University.

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Ryan D. Taliaferro, Ph.D. – Senior Vice President, Portfolio Manager. Mr. Taliaferro joined Acadian in 2011 as a consultant and began full time in July 2011. He currently serves as lead Portfolio Manager for Managed Volatility strategies. Prior to joining Acadian, Mr. Taliaferro was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Earlier he was a consultant at the Boston Consulting Group. Education: Ph.D., Business Economics (Finance), Harvard University; A.M., Economics, Harvard University; A.M. and A.B., Physics, Harvard University; M.B.A., Finance and Economics, University of Chicago.

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Mark J. Birmingham, CFA – Senior Vice President, Portfolio Manager. Mr. Birmingham is a vice president and portfolio manager, working on Acadian's Managed Volatility strategies. Before joining Acadian in 2013, he was a vice president and quantitative analyst within the Quantitative Investment Group at Wellington Management Co. Mr. Birmingham served as Director, U.S. Equity Sales and Trading at Nomura Securities International, Inc. prior to his work at Wellington. He is a CFA charterholder and a member of the Boston Security Analysts Society. Education: A.B., Computer Science, Princeton University.

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Dan M. Le, CFA – Vice President, Associate Portfolio Manager. Ms. Le joined Acadian’s Managed Volatility team in 2015 after having worked within the Portfolio Construction and Trading group where she was responsible for rebalancing portfolios, conducting simulations, and coordinating with the Marketing and Client Service team on responses related to this work. Prior to joining Acadian in 2011, she worked for Arrowstreet Capital, LP as a trade compliance and operations associate, and at State Street Corporation as an account manager. Ms. Le is a CFA charterholder and a member of the Boston Security Analysts Society. Education: B.A., Psychology, Brown University.

Please retain this supplement for future reference.

Aspiriant Risk-Managed Equity Allocation Fund
(formerly Aspiriant Risk-Managed Global Equity Fund)
A series of Aspiriant Trust

Supplement dated February 15, 2017
to the Statement of Additional Information dated July 1, 2016, as supplemented

This supplement updates information in the Statement of Additional Information (“SAI”) for the Fund and should be read in conjunction with the SAI.

Effective immediately, Acadian Asset Management LLC (“Acadian”) will serve as a sub-adviser to the Fund. Acadian is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of OM Asset Management plc, a publicly listed company on the NYSE. For the services provided pursuant to its sub-advisory agreement, Acadian is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to Acadian by the Fund’s investment adviser out of the advisory fee it receives from the Fund.
Other Accounts Managed. The portfolio managers responsible for the day-to-day management of the Fund are Brendan O. Bradley, Ryan D. Taliaferro, Mark J. Birmingham and Dan M. Le. In addition to managing assets of the Fund, Messrs. Bradley, Taliaferro, Birmingham and Ms. Le manage or advise other accounts on behalf of Acadian. The table below provides information as of December 31, 2016 about the other accounts over which the portfolio managers have day-to-day investment responsibility.

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Brendan O. Bradley
Registered Investment Companies	15	$7,395	1	$1,450
Other Pooled Investment Vehicles	80	$21,145	11	$2,475
Other Accounts	180	$45,256	17	$5,044

Ryan D. Taliaferro
Registered Investment Companies	15	$7,395	1	$1,450
Other Pooled Investment Vehicles	80	$21,145	11	$2,475
Other Accounts	180	$45,256	17	$5,044

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Mark J. Birmingham
Registered Investment Companies	15	$7,395	1	$1,450
Other Pooled Investment Vehicles	80	$21,145	11	$2,475
Other Accounts	180	$45,256	17	$5,044

Dan M. Le
Registered Investment Companies	15	$7,395	1	$1,450
Other Pooled Investment Vehicles	80	$21,145	11	$2,475
Other Accounts	180	$45,256	17	$5,044

For all core equity products offered by the firm, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 29 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Compensation. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific portfolios but rather to the individual’s overall contribution to the success of the team and the firm’s profitability.

Material Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, such as the Fund, other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts, which may have different investment guidelines and objectives. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies to the Fund, may track the same benchmarks or indexes that the Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Ownership of Fund Shares. The portfolio managers do not own any shares of the Fund.

Proxy Voting. Subject to the supervision of the Fund’s Board of Trustees, the Fund has delegated authority to vote proxies to its investment adviser, which has delegated such authority to the sub-advisers with respect to the assets of the Fund each manages. Acadian’s proxy voting policy and procedures are attached.

Please retain this supplement for future reference.

Acadian Asset Management LLC

Proxy Voting

Policy

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. Should a client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has   retained ISS to research and vote its proxies. ISS provides proxy‐voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Acadian Asset Management LLC

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so‐called "share blocking" markets. Share‐blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long‐term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Acadian Asset Management LLC

Voting Process

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non‐electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617‐850‐3500 or by email at compliance‐reporting@acadian‐asset.com.

Last Updated: September 2014